MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (the “Agreement”), dated as of April 1, 2006, is between HSI Asset Securitization Corporation, a Delaware corporation (the “Company”), and HSBC Bank USA, National Association, a national banking association (the “Seller”).

The Company and the Seller hereby recite and agree as follows:

1.

Defined Terms.  Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of April 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Depositor, National City Home Loan Services, Inc., as servicer, First Franklin Financial Corporation, as mortgage loan seller (the “Mortgage Loan Seller”), Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian and Deutsche Bank National Trust Company, as trustee (the “Trustee”)., relating to the issuance of the First Franklin Mortgage Loan Trust 2006-FF5 Mortgage Pass-Through Certificates, Series 2006-FF5 (the “Pooling and Servicing Agreement”).  Unless otherwise defined  herein, capitalized terms used herein shall have the same meanings assigned to them in the Pooling and Servicing Agreement.

2.

Purchase of Mortgage Loans.  The Seller hereby sells, transfers, assigns and conveys, and the Company hereby purchases the mortgage loans (the “Mortgage Loans”) listed on the Mortgage Loan Schedule in Exhibit 1.

3.

Purchase Price; Purchase and Sale.  The purchase price (the “Purchase Price”) for the Mortgage Loans shall be $1,245,839,274.17 inclusive of accrued and unpaid interest on the Mortgage Loans at the weighted average interest rate borne by the Mortgage Loans from the date hereof to but not including the Closing Date, payable by the Company to the Seller on the Closing Date either (i) by appropriate notation of an inter-company transfer between affiliates of HSBC or (ii) in immediately available Federal funds wired to such bank as may be designated by the Seller.

Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Company all the right, title and interest of the Seller in and to the Mortgage Loans as of the Cut-Off Date, including all interest and principal due on the Mortgage Loans after the Cut-Off Date (including Scheduled Payments due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies.

The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

4.

Representations and Warranties. The Seller hereby represents and warrants to the Company with respect to each Mortgage Loan as of the date hereof and as of the Closing Date as follows:

(a)

With respect to each Mortgage Loan in either Loan Group, as of the date hereof and as of the Closing Date:

(1)

The Seller has good title to the Mortgage Loans and the Mortgage Loans were subject to no offsets, defenses or counterclaims.

(2)

The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date.

(3)

The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation of the Mortgaged Property.

(4)

From and after the Initial Sale Date, there have been no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(5)

From and after the Initial Sale Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee on behalf of the Company; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

(6)

All buildings upon the Mortgaged Property are insured by an insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount not less than (i) 100.00% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the underwriting guidelines or (iv) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis.  All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of the Underwriting Guidelines.  The Mortgage obligates the borrower thereunder to maintain all such insurance at the borrower’s cost and expense, and on the borrower’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at borrower’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(7)

The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(8)

The Mortgage is a valid, existing and enforceable first lien and first priority interest on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the Originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Company.

(9)

From and after the Initial Sale Date and immediately prior to the transfer and assignment of each Mortgage Loan by the Seller to the Company, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage.  The Seller has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(10)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

(11)

From and after the Initial Sale Date, no mechanics’ or similar liens or claims have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(12)

Since the Initial Sale Date of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested by the borrower under the Servicemembers Civil Relief Act;

(13)

From and after the Initial Sale Date, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

(14)

There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the state of Georgia.  There is no Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act.

(15)

No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, or (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS®.

(16)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(17)

The information set forth in the Mortgage Loan Schedule with respect to Prepayment Charges is complete, true and correct in all material respects and, subject to applicable federal and state law, each Prepayment Charge is permissible, enforceable and collectible.

(18)

No Mortgage Loan is (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

(b)

In addition to the representations and warranties in Paragraph 4(a) above, with respect to the Group I Mortgage Loans, as of the date hereof and as of the Closing Date:

(1)

The outstanding Scheduled Principal Balance of each Group I Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to conforming, first lien one-to-four family residential mortgage loans as set forth in the Freddie Mac Selling Guide.

(2)

To the best of the Seller’s knowledge, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of any Group I Mortgage Loan

(3)

The Servicer for each Group I Mortgage Loan has fully furnished in the past (and the Pooling and Servicing Agreement requires the Servicer to so furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

(4)

With respect to any Group I Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity, to the best of the Seller’s knowledge, pursuant to the Originator’s underwriting guidelines, (i) prior to the origination of the Group I Mortgage Loan, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the origination of the Group I Mortgage Loan, the borrower was offered the option of obtaining a Group I Mortgage Loan that did not require payment of the Prepayment Charge, (iii) the Prepayment Charge is adequately disclosed to the borrower pursuant to applicable state and federal law, (iv) no subprime Group I Mortgage Loan originated on or after October 1, 2002 imposes a Prepayment Charge for a term in excess of three years and any Group I Mortgage Loans originated prior to such date, and any non-subprime Group 1 Mortgage Loan, will not impose a Prepayment Charge for a term in excess of five years; in each case unless the Group I Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the related Mortgage Note and the borrower was notified in writing of such reduction in the prepayment period; and (v) notwithstanding any state or federal law to the contrary, such Prepayment Charge is not imposed in any instance in which the Group I Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default.

(5)

With respect to any Group I Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(6)

To the best of the Seller’s knowledge, no borrower was offered  mortgage loan products offered by the Originator, or any affiliate of such Originator, for which the borrower qualified.

(7)

To the best of the Seller’s knowledge, the methodology used in underwriting the extension of credit for each Group I Mortgage Loan employs objective mathematical principles which relate to the borrower’s income, assets and liabilities to the proposed payment and underwriting methodologies does not rely on the extent of the borrower’s equity in the related Mortgage Property as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination, the borrower had the reasonable ability to make timely payments on the  Group I Mortgage Loan.

(8)

To the best of the Seller’s knowledge, no borrower under a Group I Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Group I Mortgage Loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

(9)

With respect to any Group I Mortgage Loans underlying the Mortgage Property that are manufactured housing, such housing was the principal residence of the borrower.

It is understood and agreed that the representations and warranties of the Seller set forth in this Section 4 shall survive the Closing Date.  Upon the discovery by either the Seller or the Company of a breach of any of the foregoing representations and warranties (excluding a breach with respect to the representation made in subparagraph (a)(17) of Section 4 above) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the Originator under the Pooling and Servicing Agreement, the party discovering the breach shall give prompt written notice to the other.  Within 30 days of the earlier of either discovery by or notice to the Seller of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan, the Seller shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Seller shall, at the Company’s option as specified in writing and provided to the Seller, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan; or (ii) repurchase such Mortgage Loan at the Repurchase Price.  Notwithstanding the foregoing, with respect to any of the foregoing representations and warranties made in subparagraphs (b) of this Section 4, a breach of any such representation or warranty shall be deemed to materially and adversely affect the value of the affected Mortgage Loan and the interests of Certificateholders therein, thus requiring the Seller to repurchase or substitute such Mortgage Loan irrespective of the Seller’s knowledge of the breach or violation of the representation or warranty.

Notwithstanding the preceding paragraph, in connection with the Seller’s representations and warranties made in subparagraph (a)(17) of Section 4 and within 90 days of the earlier of discovery by the Seller or receipt of notice from the Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge, pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Distribution Account no later than the Remittance Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred.

5.

Repurchase and Substitution of Mortgage Loans.  In the event the Mortgage Loan Seller fails to perform its repurchase or substitution obligations under Section 2.03 of the Pooling and Servicing Agreement resulting from the insolvency or financial inability of the Mortgage Loan Seller to do so, the Seller may, in its sole discretion, opt to undertake such repurchase or substitution.

6.

Underwriting.  The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement at or prior to the Closing Date.

7.

Notices.  All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at HSI Asset Securitization Corporation, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance, or, if sent to the Seller, be addressed to it at HSBC Bank USA, National Association, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance.

8.

Miscellaneous.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.  This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HSI ASSET SECURITIZATION CORPORATION

By:   /s/Andrea Lenox

Name: Andrea Lenox

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:   /s/Jon E. Voigtman

Name: Jon E. Voigtman

Title: Managing Director #14311

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “FFML 2006-FF5 Mortgage Loan Schedules” at the Washington, D.C. offices of McKee Nelson LLP]